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                                EXHIBIT (10)(i)

                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the references to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 2, 2001 with respect to the financial statements of the subaccounts of The Fidelity Variable Annuity Account, which are available for investment by the contract owners of Fidelity Income Plus, and (2) dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 33-37498) and related Prospectus of Fidelity Income Plus.


                                     Ernst & Young LLP



Des Moines, Iowa
April 24, 2001